Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces

Results for the Third Quarter Ended September 30, 2015

SAN JOSE, California, October 26, 2015--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter ended September 30, 2015.

The results for the quarter ended September 30, 2015 are as follows:

●	Net revenue was $91.2 million, a 12.0% increase from $81.4 million in the second quarter of 2015 and a 16.4% increase from $78.3 million in the third quarter of 2014.
●	GAAP gross margin was 54.2%, compared with 54.2% in the third quarter of 2014.
●

Non-GAAP gross margin(1) was 55.1%, which excluded the impact of $0.3 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 54.9% in the third quarter of 2014, which excluded the impact of $0.2 million for stock-based compensation expense and $0.3 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $36.1 million, compared with $32.0 million for the quarter ended September 30, 2014.
●

Non-GAAP(1) operating expenses were $26.5 million, which excluded $10.1 million for stock-based compensation expense and $0.5 million for deferred compensation plan income, compared with $23.4 million, which excluded $8.6 million for stock-based compensation expense, $0.1 million for acquisition-related transaction costs and $0.1 million for deferred compensation plan income, for the quarter ended September 30, 2014.

●	GAAP operating income was $13.3 million, compared with $10.4 million for the quarter ended September 30, 2014.
●

Non-GAAP(1) operating income was $23.8 million, which excluded $10.5 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, and $0.5 million for deferred compensation plan income, compared with $19.6 million, which excluded $8.9 million for stock-based compensation expense, $0.1 million for acquisition-related transaction costs, $0.3 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan income, for the quarter ended September 30, 2014.

●

GAAP net income was $11.2 million and GAAP earnings per share were $0.28 per diluted share. Comparatively, GAAP net income was $11.2 million and GAAP earnings per share were $0.28 per diluted share for the quarter ended September 30, 2014.

●

Non-GAAP(1) net income was $22.4 million and non-GAAP earnings per share were $0.55 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $18.3 million and non-GAAP earnings per share of $0.46 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, net deferred compensation plan income and related tax effects, for the quarter ended September 30, 2014.

The results for the nine months ended September 30, 2015 are as follows:

●	Net revenue was $246.1 million, a 19.0% increase from $206.8 million for the nine months ended September 30, 2014.
●	GAAP gross margin was 54.1%, compared with 54.0% for the nine months ended September 30, 2014.
●

Non-GAAP gross margin(1) was 55.0%, which excluded the impact of $0.8 million for stock-based compensation expense and $1.2 million for the amortization of acquisition-related intangible assets, compared with 54.5% for the nine months ended September 30, 2014, which excluded the impact of $0.7 million for stock-based compensation expense and $0.3 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $104.0 million, compared with $85.5 million for the nine months ended September 30, 2014.
●

Non-GAAP(1) operating expenses were $76.1 million, which excluded $28.4 million for stock-based compensation expense and $0.5 million for deferred compensation plan income, compared with $60.8 million, which excluded $24.2 million for stock-based compensation expense, $0.6 million for acquisition-related transaction costs and $0.1 million for deferred compensation plan income, for the nine months ended September 30, 2014.

●	GAAP operating income was $29.3 million, compared with $26.1 million for the nine months ended September 30, 2014.
●

Non-GAAP(1) operating income was $59.2 million, which excluded $29.2 million for stock-based compensation expense, $0.5 million for deferred compensation plan income, and $1.2 million for the amortization of acquisition-related intangible assets, compared with $51.8 million, which excluded $24.9 million for stock-based compensation expense, $0.6 million for acquisition-related transaction costs, $0.3 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan income, for the nine months ended September 30, 2014.

●

GAAP net income was $25.1 million and GAAP earnings per share were $0.62 per diluted share. Comparatively, GAAP net income was $26.6 million and GAAP earnings per share were $0.67 per diluted share for the nine months ended September 30, 2014.

●

Non-GAAP(1) net income was $56.1 million and non-GAAP earnings per share were $1.38 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $48.6 million and non-GAAP earnings per share of $1.23 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, net deferred compensation plan income and related tax effects, for the nine months ended September 30, 2014.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2015	2014	2015	2014
Communication	$14.8	$16.2	$49.2	$46.8
Storage and Computing	18.0	12.8	42.0	34.1
Consumer	39.5	35.5	106.5	90.2
Industrial	18.9	13.8	48.4	35.7
Total	$91.2	$78.3	$246.1	$206.8

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2015	2014	2015	2014
DC to DC	$82.7	$70.2	$222.2	$185.3
Lighting Control	8.5	8.1	23.9	21.5
Total	$91.2	$78.3	$246.1	$206.8

“As expected, we outperformed the market," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the fourth quarter ending December 31, 2015:

●	Revenue in the range of $84 million to $88 million.

●

GAAP gross margin between 53.9% and 54.9%. Non-GAAP(1) gross margin between 54.6% and 55.6%. This excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.4%.

●

GAAP R&D and SG&A expenses between $34.2 million and $36.2 million. Non-GAAP(1) R&D and SG&A expenses between $25.0 million and $26.0 million. This excludes an estimate of stock-based compensation expenses in the range of $9.2 million to $10.2 million.

●	Total stock-based compensation expense of $9.5 million to $10.5 million.

●	Litigation expenses of $200,000 to $400,000.

●	Other income of $200,000 to $300,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 41.1 million and 41.5 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin exclude the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, acquisition-related transaction costs and deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended September 30, 2015 results at 2:00 p.m. PT / 5:00 p.m. ET, October 26, 2015. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 54228717. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, other income and diluted shares outstanding for the quarter ending December 31, 2015, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, expected revenue growth and the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its annual report on Form 10-K filed with the SEC on March 2, 2015 and quarterly report on Form 10-Q filed with the SEC on August 3, 2015.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael R. Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$76,616	$126,266
Short-term investments	153,047	112,452
Accounts receivable, net	30,475	25,630
Inventories	67,309	40,918
Prepaid expenses and other current assets	2,521	2,880
Total current assets	329,968	308,146
Property and equipment, net	60,088	62,942
Long-term investments	5,364	5,389
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	5,566	6,812
Deferred tax assets, net	1,031	1,049
Other long-term assets	11,491	8,457
Total assets	$420,079	$399,366

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,661	$13,138
Accrued compensation and related benefits	14,256	9,020
Accrued liabilities	18,703	14,703
Total current liabilities	48,620	36,861
Deferred tax and other tax liabilities	3,229	5,876
Other long-term liabilities	14,117	10,204
Total liabilities	65,966	52,941
Stockholders' equity:
Common stock, $0.001 par value; shares authorized:
150,000; shares issued and outstanding: 39,503 and 38,832 as of September 30, 2015 and December 31, 2014, respectively	251,298	240,500
Retained earnings	99,731	100,114
Accumulated other comprehensive income	3,084	5,811
Total stockholders’ equity	354,113	346,425
Total liabilities and stockholders’ equity	$420,079	$399,366

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue	$91,194	$78,335	$246,148	$206,832
Cost of revenue	41,754	35,872	112,896	95,173
Gross profit	49,440	42,463	133,252	111,659
Operating expenses:
Research and development	17,272	14,679	49,053	43,649
Selling, general and administrative	18,722	17,006	54,204	49,968
Litigation expense (benefit), net	136	332	717	(8,093)
Total operating expenses	36,130	32,017	103,974	85,524
Income from operations	13,310	10,446	29,278	26,135
Interest and other income (expense), net	(6)	202	871	686
Income before income taxes	13,304	10,648	30,149	26,821
Income tax provision (benefit)	2,103	(573)	5,086	186
Net income	$11,201	$11,221	$25,063	$26,635

Net income per share:
Basic	$0.28	$0.29	$0.64	$0.69
Diluted	$0.28	$0.28	$0.62	$0.67
Weighted-average shares outstanding:
Basic	39,592	38,785	39,422	38,646
Diluted	40,689	39,727	40,676	39,618

Cash dividends declared per common share	$0.20	$0.15	$0.60	$0.30

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Cost of revenue	$303	$246	$829	$669
Research and development	2,932	2,388	8,055	6,638
Selling, general and administrative	7,240	6,225	20,307	17,565
Total stock-based compensation expense	$10,475	$8,859	$29,191	$24,872

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income	$11,201	$11,221	$25,063	$26,635
Net income as a percentage of revenue	12.3%	14.3%	10.2%	12.9%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	10,475	8,859	29,191	24,872
Amortization of acquisition-related intangible assets	513	306	1,246	306
Acquisition-related transaction costs	-	107	-	622
Deferred compensation plan expense (income)	(32)	(110)	77	(110)
Tax effect	284	(2,059)	536	(3,752)
Non-GAAP net income	$22,441	$18,324	$56,113	$48,573
Non-GAAP net income as a percentage of revenue	24.6%	23.4%	22.8%	23.5%

Non-GAAP net income per share:
Basic	$0.57	$0.47	$1.42	$1.26
Diluted	$0.55	$0.46	$1.38	$1.23

Shares used in the calculation of non-GAAP net income per share:
Basic	39,592	38,785	39,422	38,646
Diluted	40,689	39,727	40,676	39,618

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Gross profit	$49,440	$42,463	$133,252	$111,659
Gross margin	54.2%	54.2%	54.1%	54.0%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	303	246	829	669
Amortization of acquisition-related intangible assets	513	306	1,246	306
Non-GAAP gross profit	$50,256	$43,015	$135,327	$112,634
Non-GAAP gross margin	55.1%	54.9%	55.0%	54.5%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Total operating expenses	$36,130	$32,017	$103,974	$85,524

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(10,172)	(8,613)	(28,362)	(24,203)
Acquisition-related transaction costs	-	(107)	-	(622)
Deferred compensation plan income	511	110	491	110
Non-GAAP operating expenses	$26,469	$23,407	$76,103	$60,809

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Total operating income	$13,310	$10,446	$29,278	$26,135
Operating income as a percentage of revenue	14.6%	13.3%	11.9%	12.6%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	10,475	8,859	29,191	24,872
Amortization of acquisition-related intangible assets	513	306	1,246	306
Acquisition-related transaction costs	-	107	-	622
Deferred compensation plan income	(511)	(110)	(491)	(110)
Non-GAAP operating income	$23,787	$19,608	$59,224	$51,825
Non-GAAP operating income as a percentage of revenue	26.1%	25.0%	24.1%	25.1%

2015 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending September 30, 2014
	December 31, 2015
	Low	High
Gross margin	53.9%	54.9%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.4%	0.4%
Non-GAAP gross margin	54.6%	55.6%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending September 30, 2014
	December 31, 2015
	Low	High
R&D and SG&A expense	$34,200	$36,200
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(9,200)	(10,200)
Non-GAAP R&D and SG&A expense	$25,000	$26,000